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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 15, 2003

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           Delaware                   0-22228           11-3170868
(State or other jurisdiction of   (Commission File     (IRS Employer
incorporation or organization)        Number)        Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEMS 1 THROUGH 4, 6, 8, 9, 10, 11 AND 12. NOT APPLICABLE.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

      On October 15, 2003, Astoria Financial Corporation issued a press release announcing the retirement of its senior lending officer and the appointment of a new senior lending officer. The press release has been filed as an exhibit to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b) Not applicable.

(c)   Exhibits

      The following Exhibit is filed as part of this report.

      Exhibit 99.1      Press release dated October 15, 2003.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASTORIA FINANCIAL CORPORATION

                                             By: /s/ Peter J. Cunningham
                                                 ------------------------------
                                                 Peter J. Cunningham
                                                 First Vice President and
                                                 Director of Investor Relations

Dated: October 15, 2003

                                  EXHIBIT INDEX

Exhibit
Number      Description
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 99.1       Press release dated October 15, 2003.


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